UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 13, 2011 (June 8, 2011)
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NATIONAL FINANCIAL PARTNERS CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 20th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On June 8, 2011, National Financial Partners Corp. (the “Company”) held its 2011 Annual Meeting of Stockholders.  The Company’s stockholders voted on the following matters: (1) the election of seven directors to the Company’s Board of Directors, (2) an advisory vote on executive compensation, (3) an advisory vote on the frequency of holding future advisory votes on executive compensation, (4) the approval of the removal of common stock issuance restrictions upon conversion of the Company’s 4.0% Convertible Senior Notes and the exercise of related warrants and (5) the ratification of the Company’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011.

Each matter was described in detail in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 15, 2011. The results of the stockholders’ votes are reported below.

Proposal I: Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote

Jessica M. Bibliowicz	31,657,040	2,182,938	4,214	5,593,835
Stephanie W. Abramson	31,557,757	2,269,381	17,054	5,593,835
Arthur S. Ainsberg	33,039,234	795,957	9,001	5,593,835
R. Bruce Callahan	33,230,427	600,492	13,273	5,593,835
John A. Elliott	33,307,378	519,560	17,254	5,593,835
J. Barry Griswell	32,231,514	1,602,639	10,039	5,593,835
Kenneth C. Mlekush	32,200,174	1,614,779	29,239	5,593,835

Proposal II: Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Vote
29,143,149	4,605,019	96,024	5,593,835

Proposal III: Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
25,973,252	277,702	7,546,950	46,288	5,593,835

In light of stockholder votes on Proposal III, which were consistent with the recommendation of the Company’s Board of Directors, the Company has decided to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of advisory votes on executive compensation, which must occur every 6 years.

Proposal IV: Approval of Removal of Common Stock Issuance Restrictions upon Conversion of the Company’s 4.0% Convertible Senior Notes and exercise of related Warrants

For	Against	Abstain	Broker Non-Vote
31,722,912	2,010,234	111,046	5,593,835

Proposal V: Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
38,961,459	379,011	97,557	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: June 13, 2011

By:	/s/ Donna J. Blank

Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer